                        ANNUAL REPORT / DECEMBER 31 1999

                        AIM INTERMEDIATE GOVERNMENT FUND

                                 [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                              FOURTH OF JULY, 1916

                BY FREDERICK CHILDE HASSAM (1839-1935, AMERICAN)

            HASSAM WAS AN AMERICAN IMPRESSIONIST PAINTER FAMOUS FOR

          HIS LUMINOUS PAINTINGS OF FLAGS AND NEW YORK STREET SCENES.

          THIS VIBRANT PAINTING DEPICTS A PARADE ROUTE ON FIFTH AVENUE

                IN 1916, BEFORE THE U.S. ENTRY INTO WORLD WAR I.

                  HASSAM CAPTURES THE PATRIOTIC FERVOR OF THE

            DAY AND THE BURGEONING STRENGTH OF THE AMERICAN SPIRIT.

                     -------------------------------------

AIM Intermediate Government Fund is for shareholders who seek a high level of current income and ~relative price stability.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Intermediate Government Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to different sales-charge structure and expenses.
o The fund's 30-day yield is calculated using a formula defined by the SEC. The formula is based on the port-folio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of its holdings, net of all expenses and annualized.
o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o During the fiscal year ended 12/31/99, the fund paid distributions of $0.60 per Class A share, $0.53 per Class B share and $0.53 per Class C share.
o Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.
o The fund's investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman Intermediate Government Bond Index, which is generally considered representative of intermediate U.S. Treasury and U.S. government agency securities, is compiled by Lehman Brothers, a well-known global investment bank.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM INTERMEDIATE GOVERNMENT FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
   [PHOTO OF        faith in two long-established principles of investing:
  Charles T.        portfolio diversification and long-term thinking. We could
    Bauer,          title this report "What a Difference a Year Makes."
  Chairman of           An investor surveying conditions when the fiscal year
 the Board of       opened on January 1, 1999, would have seen a market
   THE FUND         dominated by large-capitalization stocks and high-quality
 APPEARS HERE]      bonds, especially U.S. Treasuries. During 1998, two well-
                    known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up 28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%. Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index, which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is ~usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified ~portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no ~assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                  STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                     -------------------------------------


                        AIM INTERMEDIATE GOVERNMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND CONTINUES TO PROVIDE INCOME IN
UNFAVORABLE BOND MARKET

IT WAS A DIFFICULT YEAR FOR THE FIXED-INCOME MARKET. HOW DID THE FUND PERFORM DURING 1999?
Despite unfavorable market conditions, AIM Intermediate Government Fund continued to provide a high level of current income in 1999. As of December 31, 1999, the fund's 30-day distribution rate at net asset value was 6.55% for Class A shares, 5.71% for Class B shares and 5.73% for Class C shares. The fund's 30-day SEC yield at maximum offering price was 6.02% for Class A shares and 5.53% for Class B and Class C shares.
    The fiscal year ended December 31, 1999, witnessed strong economic growth and resulting concerns about inflation, which are reflected in the fund's total annual returns. The fund's total annual return at net asset value was -1.87% for Class A shares, -2.56% for Class B shares and -2.57% for Class C shares. The benchmark Lehman Intermediate Government Bond Index returned 0.49% for the same period.

WHAT MAJOR FACTORS INFLUENCED THE FIXED-INCOME ENVIRONMENT IN 1999?
Major factors influencing the economy in general, and the fixed-income market in particular, were the strength of the U.S. economy, low unemployment and inflation concerns. Let's look at each more closely.
    The global economy grew in the third and fourth quarters of 1998, despite Russia's debt default that August, and continued growing through 1999. With unemployment at its lowest since 1975, wages rose, consumers had more money to spend and consumer prices rose. The red-hot economy sparked concerns that inflation--which undermines fixed-income returns--would rise. Bond prices tumbled and yields, which move in the opposite direction of price, climbed during the year. The yield of the benchmark 30-year Treasury bond increased to 6.48% by the end of December, up from 5.09% at the beginning of the year. These factors combined to create the worst bond market since 1994 and the second-worst since 1973.

HOW DID RISING INTEREST RATES AFFECT THE FIXED-INCOME MARKET?
In an effort to increase liquidity and ease investor anxiety during 1998's overseas economic crisis, the Federal Reserve Board (the Fed) lowered the federal funds rate three times. When the global crisis eased in early 1999, the Fed began to refocus on the domestic issues mentioned above: the strength of the U.S. economy, low unemployment and inflationary pressures. To cool the economy, the Fed raised interest rates three times last year, by 25 basis points (0.25%) each time. The Fed's tightening policy had a negative impact on the bond market. It seems increasingly likely that the Fed will raise the federal funds rate again at its next meeting in February 2000. (The Fed did raise the federal funds rate by 25 basis points at that meeting.)

HOW DID THE FUND RESPOND TO RISING INTEREST RATES?
Rising interest rates lowered the value of the bonds in the fund's portfolio. However, the rising-interest-rate environment also afforded us opportunities to buy bonds at lower prices and higher yields.
    The holdings that performed best were those whose prices were less volatile in an environment of rising interest rates, that is, short-maturity Treasury and government agency notes. As the chart on the next page illustrates, the average bond maturity in the portfolio was reduced during 1999 from 7.24 years to 6.36 years. The average duration of the fund's portfolio was reduced from 4.14 years to 3.78 years. However, the fund's average duration was longer than the 3.12-year duration of the Lehman Intermediate Government Bond Index. The fund's longer duration partly explains its lower performance against that index. (Longer-duration bonds are more interest-rate-sensitive than shorter-duration bonds.) The fund also buys bonds outside the limited universe of the Lehman Intermediate Government Bond Index.
    In addition, the percentage of mortgage-backed securities in the fund's portfolio was decreased. The fund generally relies on its mortgage-backed securities, whose prices have historically been less volatile, to provide relative fund-price stability. While the prices of most debt securities decrease with rising interest rates, those of mortgage-backed securities generally do not fall as much as those of Treasuries. However, as demand for the safety of government securities dwindled in favor of higher-yielding, lower-rated debt securities during the year, mortgage-backed securities

                     -------------------------------------

                      THE FUND DELIVERED 114% OF THE YIELD

                         OF A 30-YEAR TREASURY BOND WITH

                        82% OF THE PRICE VOLATILITY OF A

                            FIVE-YEAR TREASURY NOTE.

                     -------------------------------------


                     -------------------------------------

                      THE FUND'S PRIMARY GOAL IS TO PRODUCE

                     COMPETITIVE RETURNS WHILE MAINTAINING

                        RELATIVE SHARE-PRICE STABILITY.

                     -------------------------------------


          See important fund and index disclosures inside front cover.

                        AIM INTERMEDIATE GOVERNMENT FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

were at times as volatile as Treasuries. Therefore, the percentage of mortgage-backed securities was reduced from 62.8% at the beginning of the year to 53.0% at year's end. The sales proceeds were invested in short-maturity Treasury and government-agency notes.

WHAT IS THE FUND'S STRATEGY AND DO YOU ADJUST IT IN UNCERTAIN BOND MARKETS?
The fund is managed for relative share-price stability, without sacrificing a competitive level of monthly income. The fund's disciplined strategy remains the same in all market conditions. We combine cash equivalents, Treasuries, government agency securities and mortgage-backed securities in an attempt to provide the yield of a 30-year Treasury bond with the relatively low price volatility of a five-year Treasury note. To achieve this goal, we may adjust the relative mix of portfolio holdings periodically, as we did in 1999.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The key issue currently under debate is whether inflation looms ahead. Despite an economic expansion that will soon enter a record-breaking ninth year, the technological revolution is helping maintain a healthy economic balance by boosting productivity, thereby keeping inflation under control. However, economic analysts expect the Fed to continue raising the federal funds rate, perhaps through the first half of 2000, until the U.S. economy shows signs of slowing.
    What does this mean for the bond market? Most analysts anticipate a rebound in the second half of 2000. In most cases in recent history, the bond market has bounced back the year following a decline.
    Lower bond prices will reduce the value of the bonds currently in AIM Intermediate Government Fund's portfolio, but the relatively high dividend paid to shareholders will help offset falling prices. Moreover, lower prices afford attractive bond purchase and fund investment opportunities. Therefore, we are optimistic about the fund's performance in 2000.


AIM INTERMEDIATE GOVERNMENT FUND PORTFOLIO COMPOSITION


================================================================================
December 31, 1998                            December 31, 1999*
--------------------------------------------------------------------------------
Agencies 6.7%                                Agencies 2.1%

Cash Equivalents 8.9%                        Cash Equivalents  18.7%

Mortgages 62.8%                              Mortgages 53.0%

Treasuries 21.6%                             Treasuries 26.3%
================================================================================


================================================================================

Average Coupon        6.58%               Average Coupon           6.72%

Average Maturity      7.24 years          Average Maturity         6.36 years

Average Duration      4.14 years          Average Duration         3.78 years



*Percentages total more than 100% because they were rounded up to the next decimal.


The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================

          See important fund and index disclosures inside front cover.

                        AIM INTERMEDIATE GOVERNMENT FUND


[ARTWORK]

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM INTERMEDIATE GOVERNMENT FUND VS. BENCHMARK INDEX

4/28/87-12/31/99


In thousands
================================================================================
                                AIM                          Lehman
                            Intermediate                  Intermediate
                             Government                    Government
--------------------------------------------------------------------------------

  12/87                      $ 9,524                       $10,424
  12/88                       10,560                        11,090
  12/89                       11,752                        12,497
  12/90                       12,855                        13,691
  12/91                       14,524                        15,623
  12/92                       15,432                        16,706
  12/93                       16,524                        18,071
  12/94                       15,955                        17,755
  12/95                       18,552                        20,314
  12/96                       18,989                        21,139
  12/97                       20,711                        22,772
  12/98                       22,404                        24,704
  12/99                       21,985                        24,825

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart above compares the performance of your fund's Class A shares to the performance of the Lehman Intermediate Government Bond Index. It is intended to give you a general idea of how your fund compared to the government bond market for the period 4/28/87-12/31/99. ~(Data for the index are for the period 4/30/87-12/31/99.) It is important to understand the differences between your fund and this index. An index measures the performance of a hypothetical portfolio. Unlike your fund, an index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would lower your investment's return.


AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================
CLASS A SHARES

Inception (4/28/87)                6.41%

10 Years                           5.95%

5 Years                            5.59%

1 Year                            -6.55%*

*-1.87% excluding sales charge

CLASS B SHARES

Inception (9/7/93)                 3.78%

5 Years                            5.48%

1 Year                            -7.16%*

*-2.56% excluding CDSC

CLASS C SHARES

Inception (8/4/97)                 3.39%

1 Year                            -3.49%*

*-2.57% excluding CDSC

================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and C shares will differ from that of its Class A shares due to different sales-charge structures and expenses. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.






                        AIM INTERMEDIATE GOVERNMENT FUND

                        ANNUAL REPORT / FOR CONSIDERATION










EVERY INVESTMENT PORTFOLIO
CAN BENEFIT FROM REGULAR CHECKUPS

[PHOTO]

CONSULTATION CHECKLIST

WHAT TO BRING:

o A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds

o   A list of all your expenses, including likely future expenses

o A timetable of your financial goals, including an estimate of when you want to retire

WHAT TO ASK:

o   How can I estimate what my goals will cost?

o   How much money do I need to invest, and how often?

o   How many different kinds of investments do I need?

o   How do I determine my risk tolerance?

o   What are the possible risks of the investments you've suggested?

o What effect will these investments have on my taxes? What forms will I need to file?

o   How often do I need to revise my plan?

o   How will I know how my investments are doing?

o   How can I make changes to my plan?

o   What kinds of communication will I get from you?

o   Where can I get more information on what we've talked about?

o   What do I need to do after this meeting?

Once a year, you and your financial advisor should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial advisors.
    Financial advisors can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. An advisor who knows you well and understands your needs can make all the difference in your financial future. He or she can
o evaluate your total financial situation and help you formulate a comprehensive financial plan;
o explain different types of investments, as well as their potential risks and benefits;
o   suggest an investment portfolio that can handle changing market conditions;
    and
o   help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR PLANNING SESSION
Your advisor needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial advisors take investor education seriously, so take advantage of their store of knowledge and materials.
    The Forum for Investor Advice suggests that you discuss the following with your financial advisor:
o   changes in the financial markets
o   changes in your goals and current situation
o   retirement plans
o   estate planning
o   outlook for the markets
    Take along our checklist (left) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial advisor can keep you moving toward your goals, especially when your life circumstances or financial needs change.



                        AIM INTERMEDIATE GOVERNMENT FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-61.87%

FEDERAL FARM CREDIT BANK-0.96%

Debentures
  6.15%, 09/01/00                  $    700,000   $    700,140
--------------------------------------------------------------
  6.22%, 06/17/08                     4,500,000      4,163,625
--------------------------------------------------------------
                                                     4,863,765
--------------------------------------------------------------

FEDERAL HOME LOAN BANK-1.36%

Debentures
  7.31%, 07/06/01                     4,000,000      4,047,920
--------------------------------------------------------------
  7.36%, 07/01/04                     2,800,000      2,852,332
--------------------------------------------------------------
                                                     6,900,252
--------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-13.45%

Debentures
  6.745%, 08/01/01                   10,000,000     10,033,900
--------------------------------------------------------------
  6.45%, 04/29/09                    10,000,000      9,360,500
--------------------------------------------------------------
Pass Through Certificates
  12.00%, 04/01/00 to 02/01/13           15,475         17,586
--------------------------------------------------------------
  6.50%, 07/01/01 to 01/01/28         6,960,616      6,668,918
--------------------------------------------------------------
  9.00%, 12/01/05 to 04/01/25         3,378,074      3,536,455
--------------------------------------------------------------
  8.00%, 07/01/06 to 10/01/10           270,236        275,839
--------------------------------------------------------------
  8.50%, 07/01/07 to 12/01/26        11,651,571     12,059,727
--------------------------------------------------------------
  10.50%, 09/01/09 to 01/01/21        1,216,474      1,330,883
--------------------------------------------------------------
  7.00%, 11/01/10 to 04/01/11           993,920        987,302
--------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20        7,508,485      8,109,817
--------------------------------------------------------------
  6.00%, 12/01/13                     9,058,069      8,613,680
--------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25         6,658,156      7,151,681
--------------------------------------------------------------
                                                    68,146,288
--------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
("FNMA")-33.10%

Debentures
  8.25%, 12/18/00                     5,000,000      5,086,400
--------------------------------------------------------------
  7.50%, 02/11/02                     9,000,000      9,154,350
--------------------------------------------------------------
  6.80%, 01/10/03                     5,000,000      5,003,150
--------------------------------------------------------------
  8.50%, 02/01/05                     4,500,000      4,508,865
--------------------------------------------------------------
  5.875%, 02/02/06                    8,000,000      7,562,080
--------------------------------------------------------------
Medium Term Notes
  6.33%, 08/11/00                     5,000,000      5,006,350
--------------------------------------------------------------
  6.625%, 05/21/01                    5,250,000      5,260,763
--------------------------------------------------------------
  6.69%, 08/07/01                     3,500,000      3,511,550
--------------------------------------------------------------
  6.40%, 09/27/05                     4,610,000      4,497,332
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT         VALUE
Pass Through Certificates
  8.50%, 01/01/07 to 11/01/26      $ 54,233,551   $ 55,639,934
--------------------------------------------------------------
  6.00%, 01/01/09 to 04/01/24        21,008,452     19,976,083
--------------------------------------------------------------
  7.50%, 06/01/10 to 03/01/27        14,116,651     14,161,231
--------------------------------------------------------------
  7.00%, 05/01/11 to 10/01/12         6,949,305      6,898,643
--------------------------------------------------------------
  6.50%, 05/01/13 to 11/01/28         7,752,270      7,527,248
--------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22         1,351,170      1,438,846
--------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21        6,536,702      7,170,433
--------------------------------------------------------------
  8.00%, 04/01/25 to 07/01/26         5,310,416      5,374,328
--------------------------------------------------------------
                                                   167,777,586
--------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-13.00%

Pass Through Certificates
  6.00%, 10/15/08 to 11/15/08           441,623        422,162
--------------------------------------------------------------
  6.50%, 10/15/08                       401,290        392,634
--------------------------------------------------------------
  7.00%, 10/15/08 to 07/15/28        15,943,777     15,456,239
--------------------------------------------------------------
  9.00%, 10/15/08 to 04/15/21         1,041,608      1,104,058
--------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23         3,870,767      4,133,332
--------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24        8,170,457      8,894,475
--------------------------------------------------------------
  11.00%, 12/15/09 to 12/15/15           75,512         83,282
--------------------------------------------------------------
  13.50%, 07/15/10 to 04/15/15          242,152        283,018
--------------------------------------------------------------
  12.50%, 11/15/10                       95,001        109,370
--------------------------------------------------------------
  13.00%, 01/15/11 to 05/15/15          223,307        257,840
--------------------------------------------------------------
  12.00%, 01/15/13 to 07/15/15          379,120        428,437
--------------------------------------------------------------
  10.50%, 07/15/13 to 02/15/16           81,861         89,404
--------------------------------------------------------------
  8.00%, 01/15/22 to 06/15/27        27,571,100     28,011,192
--------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28         6,248,090      6,196,000
--------------------------------------------------------------
                                                    65,861,443
--------------------------------------------------------------
    Total U.S. Government Agency Securities
      (Cost $321,634,272)                          313,549,334
--------------------------------------------------------------

U.S. TREASURY SECURITIES-29.56%

U.S. TREASURY BONDS-7.32%
  7.50%, 11/15/16                     5,500,000      5,879,225
--------------------------------------------------------------
  7.25%, 08/15/22                     1,100,000      1,158,872
--------------------------------------------------------------
  6.125%, 08/15/29(a)                31,500,000     30,038,085
--------------------------------------------------------------
                                                    37,076,182
--------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT         VALUE
U.S. TREASURY NOTES-20.77%

  6.625%, 07/31/01                 $ 25,000,000   $ 25,160,000
--------------------------------------------------------------
  6.375%, 08/15/02                   25,000,000     25,038,250
--------------------------------------------------------------
  6.00%, 08/15/04 to 08/15/09        35,000,000     34,226,850
--------------------------------------------------------------
  7.50%, 02/15/05                    20,000,000     20,860,600
--------------------------------------------------------------
                                                   105,285,700
--------------------------------------------------------------
U.S. TREASURY STRIPS-1.47%(B)

  6.605%, 05/15/06                    8,000,000      5,272,400
--------------------------------------------------------------
  6.775%, 11/15/18                    7,750,000      2,152,408
--------------------------------------------------------------
                                                     7,424,808
--------------------------------------------------------------
    Total U.S. Treasury Securities
      (Cost $153,089,107)                          149,786,690
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MONEY MARKET FUNDS-20.99%

STIT Government & Agency
  Portfolio (Cost
  $106,386,819)(c)                  106,386,819   $106,386,819
--------------------------------------------------------------
TOTAL INVESTMENTS-112.42%
  (Cost $581,110,198)                              569,722,843
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(12.42%)                                  (62,923,368)
--------------------------------------------------------------
NET ASSETS-100.00%                                $506,799,475
==============================================================

Abbreviations:

STRIPS - Separately Traded Registered Interest and Principal Security

Notes to Schedule of Investments:

(a) Principal amount has been deposited in escrow with custodian as collateral for reverse repurchase agreements outstanding at 12/31/99.
(b) STRIPS are traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments at market value
  (cost $581,110,198)                        $569,722,843
---------------------------------------------------------
Receivables for:
  Investments sold                             75,753,906
---------------------------------------------------------
  Fund shares sold                              1,257,172
---------------------------------------------------------
  Interest                                      7,591,996
---------------------------------------------------------
  Principal paydowns                              199,003
---------------------------------------------------------
Investment for deferred compensation plan          42,785
---------------------------------------------------------
Other assets                                       51,430
---------------------------------------------------------
    Total assets                              654,619,135
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased (on when issued or
    delayed delivery basis)                    76,453,125
---------------------------------------------------------
  Fund shares reacquired                        3,009,900
---------------------------------------------------------
  Dividends                                       799,791
---------------------------------------------------------
  Reverse repurchase agreements (note 5)       66,632,500
---------------------------------------------------------
  Interest expense (note 5)                        13,926
---------------------------------------------------------
  Deferred compensation plan                       42,785
---------------------------------------------------------
  Dollar roll fees                                 79,814
---------------------------------------------------------
Accrued advisory fees                             191,893
---------------------------------------------------------
Accrued administrative services fees               10,272
---------------------------------------------------------
Accrued distribution fees                         493,144
---------------------------------------------------------
Accrued transfer agent fees                        36,662
---------------------------------------------------------
Accrued operating expenses                         55,848
---------------------------------------------------------
    Total liabilities                         147,819,660
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                                $506,799,475
=========================================================


NET ASSETS:

Class A                                      $238,956,779
=========================================================
Class B                                      $228,831,672
=========================================================
Class C                                      $ 39,011,024
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        27,152,824
=========================================================
Class B                                        25,957,333
=========================================================
Class C                                         4,438,768
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $       8.80
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.80
       divided by  95.25%)                   $       9.24
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $       8.82
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $       8.79
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:

Interest                                     $ 39,664,653
---------------------------------------------------------
Dividends                                       1,139,420
---------------------------------------------------------
    Total investment income                    40,804,073
---------------------------------------------------------

EXPENSES:

Advisory fees                                   2,310,621
---------------------------------------------------------
Administrative services fees                       97,900
---------------------------------------------------------
Custodian fees                                     68,252
---------------------------------------------------------
Distribution fees - Class A                       622,422
---------------------------------------------------------
Distribution fees - Class B                     2,414,889
---------------------------------------------------------
Distribution fees - Class C                       411,484
---------------------------------------------------------
Interest (Note 5)                                 984,822
---------------------------------------------------------
Transfer agent fees - Class A                     318,908
---------------------------------------------------------
Transfer agent fees - Class B                     341,419
---------------------------------------------------------
Transfer agent fees - Class C                      59,001
---------------------------------------------------------
Trustees' fees                                     10,971
---------------------------------------------------------
Other                                             255,687
---------------------------------------------------------
    Total expenses                              7,896,376
---------------------------------------------------------
Less: Expenses paid indirectly                     (6,776)
---------------------------------------------------------
    Net expenses                                7,889,600
---------------------------------------------------------
Net investment income                          32,914,473
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                  (27,037,801)
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities     (17,820,871)
---------------------------------------------------------
  Net gain (loss) on investment securities    (44,858,672)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $(11,944,199)
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                                  1999              1998
                                                              ------------      ------------
OPERATIONS:

  Net investment income                                       $ 32,914,473      $ 21,481,081
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (27,037,801)        6,570,449
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (17,820,871)       (2,570,929)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                               (11,944,199)       25,480,601
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                      (16,289,770)      (12,395,672)
--------------------------------------------------------------------------------------------
  Class B                                                      (13,961,515)       (7,690,274)
--------------------------------------------------------------------------------------------
  Class C                                                       (2,201,216)       (1,395,135)
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS IN EXCESS OF NET INVESTMENT INCOME:

  Class A                                                               --          (247,750)
--------------------------------------------------------------------------------------------
  Class B                                                               --          (176,643)
--------------------------------------------------------------------------------------------
  Class C                                                               --           (32,108)
--------------------------------------------------------------------------------------------

RETURN OF CAPITAL:

  Class A                                                         (133,023)               --
--------------------------------------------------------------------------------------------
  Class B                                                         (129,047)               --
--------------------------------------------------------------------------------------------
  Class C                                                          (21,986)               --
--------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                       14,339,321        76,269,628
--------------------------------------------------------------------------------------------
  Class B                                                       11,152,000       147,670,216
--------------------------------------------------------------------------------------------
  Class C                                                        4,431,396        35,531,445
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (14,758,039)      263,014,308
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          521,557,514       258,543,206
--------------------------------------------------------------------------------------------
  End of period                                               $506,799,475      $521,557,514
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $553,973,791      $524,340,223
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (52,483)          (42,488)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (35,734,478)       (9,173,737)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (11,387,355)        6,433,516
--------------------------------------------------------------------------------------------
                                                              $506,799,475      $521,557,514
============================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing primarily in debt securities issued, guaranteed or otherwise backed by the U.S. Government.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
      Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
      Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $187,911, undistributed net realized gains increased by $477,060 and paid-in capital decreased by $289,149 as a result of differing book/tax treatment of paydowns and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.

C. Distributions -- It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $33,920,463 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.

E. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.40% on the next $300 million of the Fund's average daily net assets, plus 0.35% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 1999, AIM was paid $97,900 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $398,305 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $622,422, $2,414,889 and $411,484, respectively, as compensation under the Plans. AIM Distributors received commissions of $297,352 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $171,470 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors. During the year ended December 31, 1999, the Fund paid legal fees of $4,381 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $6,004 and $772, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $6,776 during the year ended December 31, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of proceeds of the transaction is greater than the interest expense of the transaction. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the year ended December 31, 1999 was $68,903,125, while borrowings averaged $29,142,158 per day with a weighted average interest rate of 3.38%.

    The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $739,215,875 and $689,864,111, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                                       $  1,097,791
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                         (12,634,599)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                                    $(11,536,808)
==========================================================================

Cost of investments for tax purposes is $581,259,651.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   -------------
Sold:
  Class A                                                      43,994,368   $ 405,966,986    29,655,462   $ 283,586,927
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      24,981,699     228,902,826    27,535,042     264,070,374
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,401,944      40,514,763     6,742,689      63,813,508
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       1,422,251      12,951,091     1,069,069      10,191,327
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,015,685       9,277,928       568,105       5,430,298
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         193,191       1,758,352       143,118       1,253,716
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (43,911,017)   (404,578,756)  (22,783,533)   (217,508,626)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (24,856,772)   (227,028,754)  (12,722,862)   (121,830,456)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,134,353)    (37,841,719)   (3,103,831)    (29,535,779)
-----------------------------------------------------------------------------------------------------------------------
                                                                3,106,996   $  29,922,717    27,103,259   $ 259,471,289
=======================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1999 and for a share of Class C outstanding during each of the years in the two-year period ended December 31, 1999 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                1999         1998         1997         1996        1995
                                                              --------     --------     --------     --------    --------
Net asset value, beginning of period                          $   9.58     $   9.46     $   9.28     $   9.70    $   8.99
------------------------------------------------------------  --------     --------     --------     --------    --------
Income from investment operations:
  Net investment income                                           0.60         0.62         0.63         0.63        0.69
------------------------------------------------------------  --------     --------     --------     --------    --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.78)        0.13         0.18        (0.42)       0.73
------------------------------------------------------------  --------     --------     --------     --------    --------
    Total from investment operations                             (0.18)        0.75         0.81         0.21        1.42
------------------------------------------------------------  --------     --------     --------     --------    --------
Less distributions:
  Dividends from net investment income                           (0.60)       (0.63)       (0.61)       (0.59)      (0.67)
------------------------------------------------------------  --------     --------     --------     --------    --------
  Return of capital                                                 --           --        (0.02)       (0.04)      (0.04)
------------------------------------------------------------  --------     --------     --------     --------    --------
    Total distributions                                          (0.60)       (0.63)       (0.63)       (0.63)      (0.71)
------------------------------------------------------------  --------     --------     --------     --------    --------
Net asset value, end of period                                $   8.80     $   9.58     $   9.46     $   9.28    $   9.70
============================================================  ========     ========     ========     ========    ========
Total return(a)                                                  (1.87)%       8.17%        9.07%        2.35%      16.28%
============================================================  ========     ========     ========     ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $238,957     $245,613     $167,427     $174,344    $176,318
============================================================  ========     ========     ========     ========    ========
Ratio of expenses to average net assets including interest
  expense                                                         1.08%(b)     1.20%        1.11%        1.08%       1.19%
============================================================  ========     ========     ========     ========    ========
Ratio of expenses to average net assets exclusive of
  interest expense                                                0.89%(b)     0.96%        1.00%        1.00%       1.08%
============================================================  ========     ========     ========     ========    ========
Ratio of interest expense to average net assets                   0.19%(b)     0.24%        0.11%        0.08%       0.11%
============================================================  ========     ========     ========     ========    ========
Ratio of net investment income to average net assets              6.60%(b)     6.43%        6.77%        6.76%       7.36%
============================================================  ========     ========     ========     ========    ========
Portfolio turnover rate                                            141%         147%          99%         134%        140%
============================================================  ========     ========     ========     ========    ========


(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $248,968,723.

                                                                 CLASS B                                      CLASS C
                                          -----------------------------------------------------    -----------------------------
                                            1999        1998       1997       1996       1995       1999       1998       1997
                                          --------    --------    -------    -------    -------    -------    -------    -------
Net asset value, beginning of period      $   9.59    $   9.46    $  9.28    $  9.69    $  8.99    $  9.56    $  9.44    $  9.33
----------------------------------------  --------    --------    -------    -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income                       0.53        0.55       0.56       0.55       0.63       0.53       0.56       0.24
----------------------------------------  --------    --------    -------    -------    -------    -------    -------    -------
  Net gains (losses) on securities (both
    realized and unrealized)                 (0.77)       0.13       0.17      (0.41)      0.70      (0.77)      0.11       0.10
----------------------------------------  --------    --------    -------    -------    -------    -------    -------    -------
    Total from investment operations         (0.24)       0.68       0.73       0.14       1.33      (0.24)      0.67       0.34
----------------------------------------  --------    --------    -------    -------    -------    -------    -------    -------
Less distributions:
  Dividends from net investment income       (0.53)      (0.55)     (0.53)     (0.51)     (0.59)     (0.53)     (0.55)     (0.22)
----------------------------------------  --------    --------    -------    -------    -------    -------    -------    -------
  Return of capital                             --          --      (0.02)     (0.04)     (0.04)        --         --      (0.01)
----------------------------------------  --------    --------    -------    -------    -------    -------    -------    -------
    Total distributions                      (0.53)      (0.55)     (0.55)     (0.55)     (0.63)     (0.53)     (0.55)     (0.23)
----------------------------------------  --------    --------    -------    -------    -------    -------    -------    -------
Net asset value, end of period            $   8.82    $   9.59    $  9.46    $  9.28    $  9.69    $  8.79    $  9.56    $  9.44
========================================  ========    ========    =======    =======    =======    =======    =======    =======
Total return(a)                              (2.56)%      7.40%      8.16%      1.61%     15.22%     (2.57)%     7.31%      3.64%
========================================  ========    ========    =======    =======    =======    =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $228,832    $237,919    $89,265    $79,443    $61,300    $39,011    $38,026    $ 1,851
========================================  ========    ========    =======    =======    =======    =======    =======    =======
Ratio of expenses to average net assets
  including interest expense                  1.85%(b)    1.96%      1.87%      1.84%      1.97%      1.85%(b)   1.96%      1.87%(c)
========================================  ========    ========    =======    =======    =======    =======    =======    =======
Ratio of expenses to average net assets
  exclusive of interest expense               1.66%(b)    1.72%      1.76%      1.76%      1.86%      1.66%(b)   1.72%      1.76%(c)
========================================  ========    ========    =======    =======    =======    =======    =======    =======
Ratio of interest expense to average net
  assets                                      0.19%(b)    0.24%      0.11%      0.08%      0.11%      0.19%(b)   0.24%      0.11%(c)
========================================  ========    ========    =======    =======    =======    =======    =======    =======
Ratio of net investment income to
  average net assets                          5.83%(b)    5.68%      6.01%      6.00%      6.58%      5.83%(b)   5.68%      6.01%(c)
========================================  ========    ========    =======    =======    =======    =======    =======    =======
Portfolio turnover rate                        141%        147%        99%       134%       140%       141%       147%        99%
========================================  ========    ========    =======    =======    =======    =======    =======    =======


(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are based on average net assets of $241,488,881 and $41,148,444 for Class B and Class C, respectively.
(c) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Intermediate Government Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Intermediate Government Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Intermediate Government Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       February 4, 2000
                       Houston, Texas


BOARD OF TRUSTEES                                OFFICERS                             OFFICE OF THE FUND

Charles T. Bauer                                 Charles T. Bauer                     11 Greenway Plaza
Chairman                                         Chairman                             Suite 100
A I M Management Group Inc.                                                           Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                            INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                     A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Secretary  11 Greenway Plaza
Chief Executive Officer                                                               Suite 100
COMSAT Corporation                               Gary T. Crum                         Houston, TX 77046
                                                 Senior Vice President
Owen Daly II                                                                          TRANSFER AGENT
Director                                         Dana R. Sutton
Cortland Trust Inc.                              Vice President and Treasurer         A I M Fund Services, Inc.
                                                                                      P.O. Box 4739
Edward K. Dunn Jr.                               Robert G. Alley                      Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President
Formerly Vice Chairman, President                                                     CUSTODIAN
and Chief Operating Officer                      Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and         Vice President                       State Street Bank and Trust Company
President, Mercantile Bankshares                                                      225 Franklin Street
                                                 Melville B. Cox                      Boston, MA 02110
Jack Fields                                      Vice President
Chief Executive Officer                                                               COUNSEL TO THE FUND
Texana Global, Inc.;                             Karen Dunn Kelley
Formerly Member                                  Vice President                       Ballard Spahr
of the U.S. House of Representatives                                                  Andrews & Ingersoll, LLP
                                                 Edgar M. Larsen                      1735 Market Street
Carl Frischling                                  Vice President                       Philadelphia, PA 19103
Partner
Kramer, Levin, Naftalis & Frankel LLP            Mary J. Benson                       COUNSEL TO THE TRUSTEES
                                                 Assistant Vice President and
Robert H. Graham                                 Assistant Treasurer                  Kramer, Levin, Naftalis & Frankel LLP
President and Chief Executive Officer                                                 919 Third Avenue
A I M Management Group Inc.                      Sheri Morris                         New York, NY 10022
                                                 Assistant Vice President and
Prema Mathai-Davis                               Assistant Treasurer                  DISTRIBUTOR
Chief Executive Officer, YWCA of the U.S.A.
                                                 Renee A. Friedli                     A I M Distributors, Inc.
Lewis F. Pennock                                 Assistant Secretary                  11 Greenway Plaza
Attorney                                                                              Suite 100
                                                 P. Michelle Grace                    Houston, TX 77046
Louis S. Sklar                                   Assistant Secretary
Executive Vice President                                                              AUDITORS
Hines Interests                                  Nancy L. Martin
Limited Partnership                              Assistant Secretary                  KPMG LLP
                                                                                      700 Louisiana
                                                 Ofelia M. Mayo                       Houston, TX 77002
                                                 Assistant Secretary

                                                 Lisa A. Moss
                                                 Assistant Secretary

                                                 Kathleen J. Pflueger
                                                 Assistant Secretary

                                                 Samuel D. Sirko
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary




(UNAUDITED)
REQUIRED FEDERAL INCOME TAX INFORMATION
AIM Intermediate Government Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.603, $0.528, and $0.528 per share, respectively, to shareholders during its tax year ended December 31, 1999. Of these amount, 0.00% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION
Of the total ordinary dividends paid, 24.98% was derived from U.S. Treasury obligations.

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                     -------------------------------------

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                        AIM INTERMEDIATE GOVERNMENT FUND

THE AIM FAMILY OF FUNDS--Registered Trademark--







GROWTH FUNDS                                           MONEY MARKET FUNDS                     A I M Management Group Inc. has
AIM Aggressive Growth Fund                             AIM Money Market Fund                  provided leadership in the mutual fund
AIM Blue Chip Fund                                     AIM Tax-Exempt Cash Fund               industry since 1976 and managed
AIM Capital Development Fund                                                                  approximately $160 billion in assets
AIM Constellation Fund(1)                              INTERNATIONAL GROWTH FUNDS             for more than 6.6 million
AIM Dent Demographic Trends Fund                       AIM Advisor International Value Fund   shareholders, including individual
AIM Large Cap Growth Fund                              AIM Asian Growth Fund                  investors, corporate clients and
AIM Mid Cap Equity Fund                                AIM Developing Markets Fund            financial institutions, as of December
AIM Mid Cap Growth Fund                                AIM Euroland Growth Fund(4)            31, 1999.
AIM Mid Cap Opportunities Fund                         AIM European Development Fund              The AIM Family of Funds
AIM Select Growth Fund                                 AIM International Equity Fund          --Registered Trademark-- is
AIM Small Cap Growth Fund(2)                           AIM Japan Growth Fund                  distributed nationwide, and AIM today
AIM Small Cap Opportunities Fund(3)                    AIM Latin American Growth Fund         is the eighth-largest mutual fund
AIM Value Fund AIM Weingarten Fund                     AIM New Pacific Growth Fund            complex in the United States in assets
                                                                                              under management, according to
GROWTH & INCOME FUNDS                                  GLOBAL GROWTH FUNDS                    Strategic Insight, an independent
AIM Advisor Flex Fund                                  AIM Global Aggressive Growth Fund      mutual fund monitor.
AIM Advisor Large Cap Value Fund                       AIM Global Growth Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund                                      GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund                                   AIM Global Growth & Income Fund
AIM Charter Fund                                       AIM Global Utilities Fund

INCOME FUNDS                                           GLOBAL INCOME FUNDS
AIM Floating Rate Fund                                 AIM Emerging Markets Debt Fund
AIM High Yield Fund                                    AIM Global Government Income Fund
AIM High Yield Fund II                                 AIM Global Income Fund
AIM Income Fund                                        AIM Strategic Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund                     THEME FUNDS
                                                       AIM Global Consumer Products and Services Fund
TAX-FREE INCOME FUNDS                                  AIM Global Financial Services Fund
AIM High Income Municipal Fund                         AIM Global Health Care Fund
AIM Municipal Bond Fund                                AIM Global Infrastructure Fund
AIM Tax-Exempt Bond Fund of Connecticut                AIM Global Resources Fund
AIM Tax-Free Intermediate Fund                         AIM Global Telecommunications and Technology Fund(5)
                                                       AIM Global Trends Fund(6)


(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM~Euroland Growth Fund.
Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


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